Exhibit 10.68

MOLECULAR IMAGING CORPORATION

Shares of Series C Convertible Preferred Stock

FIRST AMENDMENT TO SUBSCRIPTION AGREEMENT

This First Amendment to Subscription Agreement (the “Amendment”) is entered into and effective as of July 16, 2004 by and between Molecular Imaging Corporation (the “Company”) and Dragon Nominees Limited (the “Purchaser”), with reference to the following facts:

A. The Company and Purchaser entered into a Subscription Agreement dated as of June 8, 2004 (the “Agreement”) pursuant to which the Company filed a Certificate of Designations of Series C Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware creating a Series C Convertible Preferred Stock (the “Series C Stock”), and the Company sold 1,100,000 shares of Series C Stock to Purchaser.

B. The parties desire to amend the Agreement and the Certificate of Designations with this Amendment with respect to certain registration rights.

Now, therefore, in consideration of the mutual covenants, conditions, and agreements in this Agreement, the parties agree as follows:

1. Registration Rights. Paragraph 10 of the Agreement shall be deleted in its entirety and replaced with the following:

“10. Registration Rights. On or before February 15, 2005, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement covering the resale of the Conversion Shares and the Warrant Shares (collectively, the “Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415 (the “Registration Statement”). The Registration Statement required hereunder shall be on Form SB-2. The Company shall register (i) 22,000,000 Conversion Shares, (ii) 1,000,000 Warrant Shares, and (iii) all other Registrable Securities (as defined in the Registration Rights Agreement (as defined below)) held by Purchaser as of the date of this Amendment. The Company shall use diligent efforts to cause such Registration Statement to become effective within 90 days after the initial filing with the SEC, but shall not be liable for any damages should such effectiveness be delayed by the SEC review process. The Company shall use diligent efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the SEC or such earlier date when all Registrable Securities under this Agreement or the Registration Rights Agreement covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion to such effect addressed and acceptable to the Company’s transfer agent. With respect to the Registration Statement, the Company shall comply, mutatis mutandis, with Sections 4(c), 4(d), 4(f), 4(g), 4(h), 4(i), 4(j), 7, 9 and 11 (provided, however, such rights shall inure only to a successor assignee of Purchaser as permitted under Section 15 hereof) of the Registration Rights Agreement, dated July 31, 2002, by and between the Company and Purchaser (the “Registration Rights Agreement”).”

2. Certificate of Designations. Purchaser waives the definition of “Event of Default” in paragraph (g)(iii)(b) of the Certificate of Designations and agrees that such paragraph (g)(iii)(b) shall be deemed to contain the following:

“(ii) file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on or before February 15, 2005;”

As holder of all of the issued and outstanding Series C Stock, Purchaser approves and authorizes the Company to file with the Secretary of State of the State of Delaware any required amendment to the Certificate of Designations to reflect the change set forth in this Paragraph 2.

3. Effect of Amendment. All other terms of the Agreement and Certificate of Designations shall remain in full force and effect as amended in this Amendment.

4. Counterparts; Facsimile Transmission. This Amendment may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first written above.

Molecular Imaging Corporation

By:	/S/ STEVEN J. DAVIS
Steven J. Davis Corporate Secretary

Dated: October 12, 2004

Dragon Nominees Limited

By:	/S/ IVAN BRADBURY

Dated: October 7, 2004

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